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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported): MAY 22, 2001


                           ORCHID BIOSCIENCES, INC.
            (Exact name of registrant as specified in its charter)


    Delaware                       000-30267                   22-3392819
------------------           ---------------------        ---------------------
 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
  incorporation)


                             303 COLLEGE ROAD EAST
                             Princeton, NJ  08540
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (609) 750-2200
                                                    --------------


                                     None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS.

  On May 22, 2001, the Registrant publicly disseminated a press release announcing that the Board of Director's of the Registrant adopted a Stockholder Rights Plan to protect its stockholders. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

     99.1     The Registrant's Press Release dated May 22, 2001.
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Orchid BioSciences, Inc.


Date: May 22, 2001                  /s/ Donald R. Marvin
                                    ---------------------------------
                                    Donald R. Marvin
                                    SENIOR VICE PRESIDENT, CHIEF OPERATING
                                    OFFICER, CHIEF FINANCIAL OFFICER
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number              Description
-------             -----------

99.1                The Registrant's Press Release
                    dated May 22, 2001.